FINANCIAL INVESTORS TRUST

Stonebridge Small-Cap Growth Fund

SUPPLEMENT DATED DECEMBER 31, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR STONEBRIDGE SMALL-CAP GROWTH FUND DATED DECEMBER 31, 2012

Financial Investors Trust (the “Trust”) has not yet commenced the offering of shares of the Stonebridge Small-Cap Growth Fund (the “Fund”). The Fund expects to commence operations and offer its shares on or about February 18, 2013, or upon the first business day following completion of the Reorganization (defined below), whichever is earlier.

On or about February 15, 2013 (the “Reorganization Date”), the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund, each a series of Stonebridge Funds Trust (together, the “Predecessor Funds”) are expected to each participate in a tax-free reorganization in which each Predecessor Fund is expected to merge into the Fund (the “Reorganization”).

The Reorganization has been approved by the Boards of Trustees of the Trust and of the Stonebridge Funds Trust, but is subject to the approval of the shareholders of the Predecessor Funds.  These shareholders are expected to consider the Reorganization at a meeting scheduled for February 15, 2013.

The Fund will not commence operations and will not offer its shares (other than in connection with the Reorganization) unless and until the Reorganization is approved by the shareholders of the Predecessor Funds and the transactions contemplated by the Agreements and Plans of Reorganization take place. Assuming shareholders approve the Reorganization, the transaction is scheduled to close on February 15, 2013, and the Fund is anticipated to commence operations on February 18, 2013. The shareholder meeting date and date of commencement of operations are subject to change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.  YOU MAY DISCARD THIS SUPPLEMENT AFTER COMMENCEMENT OF FUND OPERATIONS.

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